SCHEDULE OF DEFERRED TAX ASSET (Details) - USD ($)	Mar. 31, 2024	Mar. 31, 2023
Deferred tax assets:
Net operating loss carryforwards	$ 17,600,000	$ 8,900,000
Other	1,206,000	(279,000)
Total deferred tax asset	18,806,000	8,621,000
Valuation allowance	(18,806,000)	(8,621,000)
Total